UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2020

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.375% Cum Pref Share, Series V, $0.01 par value	PSAPrV	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series W, $0.01 par value	PSAPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series X, $0.01 par value	PSAPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.400% Cum Pref Share, Series B, $0.01 par value	PSAPrB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.125% Cum Pref Share, Series C, $0.01 par value	PSAPrC	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.950% Cum Pref Share, Series D, $0.01 par value	PSAPrD	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.900% Cum Pref Share, Series E, $0.01 par value	PSAPrE	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Three proposals were submitted to Public Storage shareholders for a vote at the 2020 Annual Meeting of Shareholders held on April 21, 2020. The proposals are described in detail in our proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on March 12, 2020. The final results for the votes for each proposal are set forth below:

1.	Our shareholders elected twelve trustees to the Board of Trustees of Public Storage, to hold office until the 2021 Annual Meeting of Shareholders or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Uncast
Ronald L. Havner, Jr.	130,505,347	16,095,167	5,041,208	7,100,688	0
Tamara Hughes Gustavson	146,306,320	5,224,937	110,465	7,100,688	0
Uri P. Harkham	146,286,113	5,231,107	124,502	7,100,688	0
Leslie S. Heisz	146,992,074	4,532,241	117,407	7,100,688	0
B. Wayne Hughes, Jr.	146,058,015	5,468,207	115,500	7,100,688	0
Avedick B. Poladian	140,289,269	11,226,148	126,305	7,100,688	0
Gary E. Pruitt	143,152,551	8,365,375	123,796	7,100,688	0
John Reyes	138,662,433	12,863,642	115,647	7,100,688	0
Joseph D. Russell, Jr.	147,544,370	3,983,084	114,268	7,100,688	0
Tariq M. Shaukat	150,597,878	921,759	122,085	7,100,688	0
Ronald P. Spogli	144,981,907	6,538,106	121,709	7,100,688	0
Daniel C. Staton	144,840,980	6,679,049	121,693	7,100,688	0

2.	Our shareholders approved the advisory vote to approve the compensation of our named executive officers. The votes were as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
140,287,500	11,138,636	215,586	7,100,688	0

3.	Our shareholders ratified the appointment of Ernst & Young LLP as Public Storage’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
153,786,834	4,838,544	117,032	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: April 22, 2020		Nathaniel A. Vitan Senior Vice President, Chief Legal Officer & Corporate Secretary